SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 18, 2004


                              ARTIFICIAL LIFE, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                                000-17053                             04-3253298
(State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        Incorporation)



     China Online Center, Suite 4601, 333 Lockhart Road, Wanchai, Hong Kong
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (+852) 3102 2800

Item 5.       Other Events.

              On March 18, 2004, Artificial Life, Inc. issued a press release announcing that it had sold 2,335,435 shares of its Common Stock and options to purchase 800,000 shares of its Common Stock to several private and institutional investors for aggregate consideration of $413,500. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 7(c).    Exhibits.

              See Exhibit Index.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ARTIFICIAL LIFE, INC.
                                            (Registrant)


Date:  March 19, 2004                       By:/s/ Eberhard Schoeneburg
                                            ---------------------------
                                            Eberhard Schoeneburg
                                            Chief Executive Officer
                                            and Principal Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
99.1          Press release issued by Artificial Life, Inc. dated March 18, 2004